TEMPLETON FOREIGN SMALLER COMPANIES FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Templeton Foreign Smaller Companies Fund (the “Foreign Fund”) scheduled for May 11, 2018, at 12:00 p.m., Eastern time. These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Foreign Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 9 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at (877) 536-1559. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or, if eligible, through the Internet, 24 hours a day. If your account is eligible to vote through the Internet, separate instructions are enclosed.

TEMPLETON FOREIGN SMALLER COMPANIES FUND
300 S.E. 2nd Street
Fort Lauderdale, Florida 33301-1923

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on May 11, 2018

To the Shareholders of the Templeton Foreign Smaller Companies Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Templeton Foreign Smaller Companies Fund (the “Foreign Fund”), a series of Templeton Global Investment Trust (the “Trust”), will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on May 11, 2018, at 12:00 p.m., Eastern time. The Meeting is being called for the following purposes:

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Foreign Fund, and the Templeton Global Smaller Companies Fund (the “Global Fund”), that provides for: (i) the acquisition of substantially all of the assets of the Foreign Fund by the Global Fund in exchange solely for shares of the Global Fund; (ii) the distribution of such shares to the shareholders of the Foreign Fund; and (iii) the complete liquidation and dissolution of the Foreign Fund.

2.	To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganization of the Foreign Fund with and into the Global Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on February 9, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting.

By Order of the Board of Trustees of the Trust, Lori A. Weber Secretary

March 1, 2018

1

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust, on behalf of the Foreign Fund, urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Foreign Fund at any time before the proxy is exercised, or by voting in person at the Meeting. You also may be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions. In addition, if your account is eligible, you also may vote through the Internet by visiting the website printed on your proxy card and following the online instructions.

2

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized. The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

i

A.	Form of Agreement and Plan of Reorganization
B.	Principal Holders of Securities
C.	Prospectus of the Global Fund – Class A, Class C, Class R6 and Advisor Class, dated January 1, 2018, as supplemented to date (enclosed)

ii

PROSPECTUS/PROXY STATEMENT
Dated March 1, 2018

Acquisition of Substantially All of the Assets of
TEMPLETON FOREIGN SMALLER COMPANIES FUND
(a series of Templeton Global Investment Trust) (the “Trust”)

By and in Exchange for Shares of

TEMPLETON GLOBAL SMALLER COMPANIES FUND

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Templeton Foreign Smaller Companies Fund (the “Foreign Fund”). At the Meeting, shareholders of the Foreign Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). If the Foreign Fund’s shareholders vote to approve the Plan, substantially all of the assets of the Foreign Fund will be acquired by the Templeton Global Smaller Companies Fund (the “Global Fund”) in exchange for Class A, Class C, Class R6 and Advisor Class shares of the Global Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on May 11, 2018, at 12:00 p.m., Eastern time. You can reach these offices by calling (800) 342-5236. The Board of Trustees of the Trust (the “Board”), on behalf of the Foreign Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about March 5, 2018.

If the Foreign Fund’s shareholders vote to approve the Plan, you will receive Class A, Class C, Class R6 and Advisor Class shares of the Global Fund of equivalent aggregate net asset value (“NAV”) to your investment in the corresponding class of shares of the Foreign Fund. The Foreign Fund will then be liquidated and dissolved.

The Foreign Fund and the Global Fund (each, a “Fund” and, together, the “Funds”) have identical investment goals, management teams and investment styles, and similar principal investment strategies and principal investment risks, although there are some differences, which are discussed in more detail below. The Foreign Fund and the Global Fund each have a fundamental investment goal of long-term capital growth.

This Prospectus/Proxy Statement includes information about the Plan and the Global Fund that you should know before voting on the Plan, which, if approved, will result in your becoming a shareholder of the Global Fund. You should retain this Prospectus/

Proxy Statement for future reference. Additional information about the Foreign Fund, the Global Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

●

The Prospectus of the Foreign Fund - Class A, Class C, Class R6 and Advisor Class shares, dated March 1, 2018, as supplemented to date (the “Foreign Fund Prospectus”), which is incorporated herein by reference into and considered a part of this Prospectus/Proxy Statement.

●

The Prospectus of the Global Fund - Class A, Class C, Class R6 and Advisor Class shares, dated January 1, 2018, as supplemented to date (the “Global Fund Prospectus”), which is enclosed herewith, incorporated herein by reference into and considered a part of this Prospectus/Proxy Statement.

●

A Statement of Additional Information (“SAI”), dated March 1, 2018, relating to this Prospectus/Proxy Statement, which has been filed with the SEC, is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the Foreign Fund Prospectus or the Global Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Global Fund Prospectus.

What am I being asked to vote upon?

Shareholders of the Foreign Fund are being asked to approve the Plan between the Trust, on behalf of the Foreign Fund, and the Global Fund, which provides for: (1) the acquisition of substantially all of the assets of the Foreign Fund by the Global Fund in exchange solely for shares of the Global Fund; (2) the distribution of such shares to the shareholders of the Foreign Fund; and (3) the complete liquidation and dissolution of the Foreign Fund.

What will happen if shareholders approve the Plan?

If the Foreign Fund’s shareholders vote to approve the Plan, shareholders of the Foreign Fund will become shareholders of the Global Fund on or around June 1, 2018, and will no longer be shareholders of the Foreign Fund. Shareholders of the Foreign Fund will receive Class A, Class C, Class R6 and Advisor Class shares of the Global Fund (“Global Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the Foreign Fund.

In particular, the Plan provides that: (1) substantially all of the assets of the Foreign Fund will be acquired by the Global Fund in exchange for Global Fund Shares; and (2) the Global Fund Shares received by the Foreign Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Foreign Fund. Because the Funds have different NAVs per share, the number of Global Fund Shares that you receive will likely be different than the number of shares of the Foreign Fund that you own, but the total value of your investment will be the same immediately before and after the exchange. After the Global Fund Shares are distributed to the Foreign Fund’s shareholders, the Foreign Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Funds, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “– What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the Foreign Fund and become a shareholder of the Global Fund. Summarized below are some of the considerations for deciding whether to approve the Plan:

Investment Goal, Principal Investment Strategies and Principal Investment Risks. Both Funds have identical investment goals, are managed by the same investment manager and subadviser, have the same portfolio management team, and employ the same “bottom-up,” value-oriented style of investing. The Funds have similar principal investment strategies and principal investment risks, but there are some differences.

The investment goal of each Fund is long-term capital growth. Under normal market conditions, the Foreign Fund invests primarily in common stocks of small-capitalization companies located outside the United States, including emerging markets. The Global Fund invests primarily in common stocks of smaller companies located anywhere in the world (including the United States), and may invest a significant amount of its assets in the securities of companies located in emerging markets. Currently, the Foreign Fund is limited to making initial investments in companies with a market capitalization below $2 billion and only permitted to make subsequent investments in such a company until its market capitalization exceeds $4 billion. However, the Global Fund defines smaller companies as those with market capitalizations not exceeding the highest market capitalization in the MSCI All Country World (“MSCI ACWI”) Small Cap Index ($11.6 billion as of October 31, 2017). As a result, the Global Fund’s investment universe includes a wider breadth of smaller companies and also has the flexibility to evolve as the market changes over time. In addition, the Global Fund is permitted to invest to a greater degree in small capitalization companies located in the United States, which currently represent approximately 50% of the world’s small capitalization universe. Over the past 10 years, the small capitalization segment of the U.S. equity market, as measured by the MSCI US Small Cap Index, has outperformed a representative segment of small capitalization stocks in foreign (developed and emerging market) countries, as measured by the MSCI ACWI ex US Small Cap Index (8.99% vs. 5.92%).

Unlike the Foreign Fund, the Global Fund may invest up to 35% of its total assets in non-equity securities, including debt securities. However, the Global Fund historically has not had exposure to debt securities, other than short-term cash equivalents.

The principal investment risks of the Funds are similar, except that the Global Fund is permitted to invest up to 35% of its total assets in non-equity securities and, therefore, is subject to the risks of such securities to the extent invested therein.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – Are there any significant differences between the investment goals, strategies, and policies of the Funds?” and “– How do the principal investment risks of the Funds compare?,” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the investment goals, strategies, policies and risks of the Funds compare?,” “– How do the fundamental investment policies of the Funds compare?” and “– What are the principal investment risks associated with investments in the Funds?” For additional information regarding the terms used in this section, see the glossary at the back of the Prospectus/Proxy Statement.

Potential Cost Savings. As shown in the table below, the total annual operating expenses of the Global Fund Shares are less than those of the corresponding share class of the Foreign Fund. The following table compares the annualized net expense ratio, after any applicable management fee reductions, for each class of shares of the Global Fund with those of the corresponding class of shares of the Foreign Fund, based on each Fund’s most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES1

Share Class	Foreign Fund	Global Fund
Class A	1.88%	1.39%
Class C	2.65%	2.14%
Class R6	1.42%	0.93%
Advisor Class	1.65%	1.14%

1.	Expense ratios reflect annual fund operating expenses for the fiscal year ended October 31, 2017 for the Foreign Fund, and for the fiscal year ended August 31, 2017 for the Global Fund.

As of October 31, 2017, the Global Fund had a significantly larger asset base (approximately $1.29 billion) than the Foreign Fund (approximately $100 million). The Transaction is not projected to have a material impact on the expense ratio of the Global Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?” and “– What are the fees and expenses of each Fund and what might they be after the Transaction?”

Past Performance. The Foreign Fund has outperformed the Global Fund, on a total return basis, for the one-year and three-year periods ended October 31, 2017, but the Global Fund has outperformed the Foreign Fund for the five-year and ten-year periods ended October 31, 2017. The average annual total return figures, without sales loads, for Class A shares at NAV for both Funds as of October 31, 2017 are shown below.

Average Annual Total Return (at NAV)*	Foreign Fund Class A (without sales load)	Global Fund Class A (without sales load)
1 Year	28.24%	26.21%
3 Years	9.06%	7.66%
5 Years	8.76%	10.95%
10 Years	2.12%	3.63%

*	Average annual total return represents the average annual change in value of an investment over the periods indicated.

More detailed performance information for the periods ended October 31, 2017 (including the performance of other share classes) is included below under the section titled, “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – How do the performance records of the Funds compare?” Additional performance information, with and without sales charges, is incorporated by reference to the Foreign Fund Prospectus and the Global Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance.” Because all share classes of a particular Fund are invested in the same portfolio of securities, performance of other share classes differs only to the extent that the classes do not have the same expenses.

Management Fee Structure. Both Funds are subject to an asset-based management fee structure with different fee breakpoints. The current effective annual investment management fee rate paid by the Global Fund is lower than the effective annual investment management fee rate paid by the Foreign Fund. For more information, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?”

Asset Allocation and Portfolio Overlap. Both Funds focus on the lower end of the market capitalization spectrum. For example, as of October 31, 2017, approximately 86% of each Fund’s portfolio was comprised of securities of companies with capitalizations under $5 billion. The Funds also have similar sector allocations and allocations to equity securities. While the investable universe for the Global Fund includes the United States (approximately 34.8% of the Global Fund’s portfolio was invested in U.S. securities as of December 31, 2017, compared to approximately 1.5% for the Foreign Fund), nearly 70% of the Foreign Fund’s holdings overlap with the Global Fund’s holdings.

Continuity in Service Providers. The current principal service providers for the Foreign Fund, including the investment manager, subadviser and portfolio managers, are the same as those for the Global Fund. For additional information regarding the Funds’ investment manager, subadviser and portfolio managers, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – Who manages the Funds?”

Costs of the Transaction. Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs. Templeton Investment Counsel, LLC (“Investment Counsel” or the “Investment Manager”), the investment manager for each Fund, will pay the remaining 50% of such expenses. The total amount of the expenses for the Transaction is estimated to be approximately $187,250 (or approximately $46,813 to be paid by each Fund), not including commissions that would be incurred during the sale of a portion of the Foreign Fund’s assets as part of a portfolio repositioning and separate from normal portfolio turnover. The expenses associated with the Transaction will be allocated in the foregoing manner whether or not the Transaction is consummated. The Board of the Trust, the Board of Trustees of the Global Fund (the “Global Fund Board”) and Fund management believe that a partial allocation of Transaction expenses to each

Fund is appropriate because the Transaction is expected to be beneficial to each Fund and its shareholders. For a more detailed discussion of the considerations of the Board, see the section below titled “REASONS FOR THE TRANSACTION.”

Repositioning of the Foreign Fund’s Portfolio Assets. The Investment Manager expects that a portion of the Foreign Fund’s portfolio assets (approximately 37%, based on portfolio assets as of October 31, 2017) may be sold in connection with the Transaction in order to align with the Global Fund’s portfolio. Such sales would consist primarily of the Foreign Fund’s holdings that are not held in the Global Fund and any securities that are non-transferable. Transaction costs may be incurred due to the repositioning of the Foreign Fund’s portfolio, which will be borne by the Foreign Fund or the combined Global Fund. Management believes that these portfolio transaction costs will be immaterial in amount. For more information, see the section below titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the Foreign Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Foreign Fund for shares in the Global Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction. For more information, please see the section below titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the Foreign Fund and the Global Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”). Distribution and purchase procedures are the same for each Fund.

Due to the difficulties in investing large flows in the international small cap equity market in a timely and efficient manner, the Foreign Fund has been closed to new investors since December 10, 2013, with certain exceptions (the “Soft Close”). The following existing investors who had an open and funded account as of the Soft Close are able to continue to invest in the Foreign Fund through exchanges and additional purchases: (1) clients of discretionary investment programs where such programs had investments in the Foreign Fund prior to the Soft Close; (2) employer-sponsored retirement plans or benefit plans and their participants where the Foreign Fund was available to participants prior to the Soft Close; (3) employer-sponsored retirement plans or benefit plans that approved the Foreign Fund as an investment option as of the Soft Close and opened an initial account with the Fund on or prior to February 10, 2014; (4) other Franklin Templeton funds; (5) trustees and officers of the Trust; and (6) members of the Foreign Fund’s portfolio management team.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on May 11, 2018. If the necessary shareholder approval is obtained, the Transaction will likely be completed on or around June 1, 2018.

What happens if the Transaction is not approved?

If the Transaction is not approved by the Foreign Fund’s shareholders or does not close for any other reason, such shareholders will remain shareholders of the Foreign Fund, and the Foreign Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Foreign Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Foreign Fund at the close of business on February 9, 2018 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the Transaction by the Foreign Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Foreign Fund; or (ii) 67% or more of the outstanding shares of the Foreign Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Foreign Fund are present or represented by proxy (“1940 Act Majority Vote”). AST Fund Solutions, LLC has been retained by the Foreign Fund to solicit, collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the Board’s recommendation regarding the proposal?

The Board recommends that you vote FOR the Plan. At a meeting held on December 7, 2017, the Board, on behalf of the Foreign Fund, considered the proposal to reorganize the Foreign Fund with and into the Global Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Foreign Fund vote to approve the Plan. For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Foreign Fund. The Board also concluded that no dilution in value would result to the shareholders of the Foreign Fund as a result of the Transaction.

THE BOARD, ON BEHALF OF THE FOREIGN FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

The Foreign Fund and the Global Fund have identical investment goals and similar principal investment strategies and policies, but there are some differences.

Identical Investment Goals. The investment goal of both Funds is long-term capital growth.

Similar Principal Investment Strategies. Under normal market conditions, the Foreign Fund invests at least 80% of its net assets in securities of smaller companies located outside the United States, including emerging markets. Under normal market conditions, the Global Fund invests at least 80% of its net assets in securities of smaller companies located anywhere in the world (including the United States), and may invest a significant amount of its assets in the securities of companies located in emerging markets. The Global Fund invests its assets in the securities of issuers located in at least three different countries (including the United States) and invests at least 40% of its net assets in foreign securities.

The Foreign Fund defines smaller companies as companies with market capitalizations that do not exceed $4 billion. However, under normal conditions, when making an initial purchase of securities of a company, the Investment Manager will only invest in securities of companies with a market capitalization of not more than $2 billion. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Foreign Fund, provided that the issuer’s market capitalization does not exceed $4 billion. In addition, the Foreign Fund may continue to hold securities that have grown to have a market capitalization in excess of $4 billion. The result may be that the Foreign Fund could hold a significant percentage of its net assets in securities of companies that have market capitalizations in excess of $2 billion.

The Global Fund defines smaller companies as companies with market capitalizations not exceeding the highest market capitalization in the Fund’s benchmark, the MSCI ACWI Small Cap Index, at the time of purchase. As of October 31, 2017, the highest market capitalization in the MSCI ACWI Small Cap Index was $11.6 billion.

Although there is a difference in how the Funds define the universe of smaller companies in which they may invest, as of October 31, 2017, approximately 86% of each Fund’s portfolio was comprised of securities of companies with capitalizations under $5 billion. Under unusual circumstances and on a temporary basis, including times of large cash inflows, both Funds may invest in securities of issuers that would not be considered “smaller companies.” In addition, in some emerging markets, both Funds may invest in companies that qualify as smaller companies but still are among the largest in that market.

In determining whether an issuer is located outside of the United States, each Fund considers the issuer’s “country of risk,” which is based on several criteria, including the country of incorporation and the country associated with the primary exchange on which the issuer’s securities are listed. With respect to each Fund, emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index.

The Foreign Fund may invest more than 25% of its assets in the securities of issuers located in any one country. The Global Fund does not have a similar principal investment strategy regarding concentrating investments in a particular country.

Both Funds invest primarily in common stocks. From time to time, depending upon current market conditions, the Global Fund may invest up to 35% of its total assets in non-equity securities, including debt securities. Both Funds also may invest in depositary receipts and in ETFs.

From time to time, each Fund may seek to hedge against market risk, gain exposure to individual securities or generate additional income by buying and selling (writing) exchange-traded and OTC equity put and call options on individual securities, although the Global Fund may only buy and sell (write) such put and call options on individual securities held in its portfolio in an amount up to 10% of its net assets. Each Fund also may invest up to 10% of its net assets in equity-linked notes.

Investment Counsel uses the same investment methodology for selecting equity investments for both Funds. Investment Counsel applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings, asset value and cash flow potential. Investment Counsel also considers a company’s price/earnings ratio, profit margins and liquidation value. Investment Counsel may consider selling a security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when Investment Counsel believes another security is a more attractive investment opportunity.

As a result of the foregoing similarities and differences, if the Transaction is consummated, based on data as of October 31, 2017, former shareholders of the Foreign Fund will be invested in a Fund whose portfolio securities, as a whole, have comparable market-capitalization, sector and asset allocations, but with greater exposure, in terms of a percentage of the whole Fund, to issuers located in the United States.

Fundamental Investment Policies (i.e., a policy changeable only by shareholder vote): The Funds have the same fundamental investment policies regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate, concentrating in an industry, diversifying among issuers, and issuing senior securities. Shareholders of the Global Fund recently approved an amended fundamental investment policy regarding purchasing or selling commodities. As a result, the Funds’ fundamental investment policies regarding purchasing or selling commodities differ in that the Global Fund’s fundamental investment policy provides additional flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with its investment goal and subject to oversight by the Global Fund’s Board.

For more information about the investment goals, strategies and policies of the Funds, please see the section below titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to most mutual funds. You could lose money by investing in either Fund. The principal investment risks of the Foreign Fund and the Global Fund are similar, with the main difference being the Global Fund’s reduced exposure to foreign securities risk, and potential exposure to the risks of investing in debt securities (e.g., interest rate risk and credit risk). However, the Global Fund historically has had no exposure to debt securities, other than short-term cash equivalents.

Because both Funds primarily invest in common stocks of smaller companies, employ a “value” style of investing, and invest in foreign securities and issuers in emerging market countries, both Funds disclose that they are subject to market, smaller-companies, value style investing, management, foreign securities, emerging market, and liquidity principal investment risks. As of October 31, 2017, the Foreign Fund had greater exposure to issuers located outside of the United States, resulting in a greater degree of foreign securities risk.

For more information about the principal investment risks of the Funds, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors. Class A shares of each Fund are generally sold at NAV per share plus a sales charge. The maximum front-end sales charge imposed on purchases of Class A shares of both Funds is 5.75%, with reduced charges for purchases of $50,000 or more and no front-end sales charge for purchases of $1 million or more. There is a 1.00% contingent deferred sales charge (“CDSC”) for purchases of $1 million or more if Class A shares are sold within 18 months of purchase. Class C shares are generally subject to a 1.00% CDSC on shares sold within 12 months of purchase. Class R6 and Advisor Class shares of each Fund are not subject to a sales charge.

Holders of Class A shares of the Foreign Fund will not be assessed a sales charge on their receipt of the Global Fund Class A shares in connection with the Transaction. No CDSC will be charged to the Foreign Fund’s shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction. Additional information and specific instructions explaining how to buy shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances. Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form. Each Fund has the same exchange privileges in that you can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges. Shares of each Fund may be redeemed at their respective NAV per share subject to any applicable CDSC. However, for purchases of $1 million or more of Class A shares, redemptions of such shares of a Fund that were purchased without an initial sales charge generally are subject to a 1.00% CDSC if redeemed within 18 months of their purchase. Class C shares generally are subject to a 1.00% CDSC if redeemed within 12 months of their purchase. Class R6 and Advisor Class shares of each Fund are not subject to a CDSC. Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in each Fund’s Prospectus under the heading “Your Account.” Each Fund’s Prospectus also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

A board of trustees provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection. The Trust and the Global Fund are each an open-end management investment company (commonly called a mutual fund) registered with the SEC. Each Fund operates as a diversified mutual fund.

Investment Manager. Investment Counsel, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, serves as Investment Manager for both Funds. Investment Counsel is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“FRI”). FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906. Investment Counsel and its affiliates serve as investment manager or administrator to 45 registered investment companies, with approximately 186 U.S.-based funds or series. Franklin Templeton Investments had over $753 billion in assets under management as of December 31, 2017. Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr. are principal shareholders of FRI.

Subadviser. Franklin Templeton Investments Corp. (“FTIC”), 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, serves as subadviser for both Funds. FTIC is an indirect, wholly owned subsidiary of FRI.

Fund Management Team. Both Funds are managed by the same portfolio management team. The portfolio managers have responsibility for the day-to-day management of the Funds and seek to develop ideas and implement investment strategies for each Fund. The portfolio managers for each Fund are as follows:

Harlan B. Hodes–Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel

Mr. Hodes has been the portfolio manager of each Fund since 2007 and assumed the duties of the lead portfolio manager of the Foreign Fund in 2015 and the lead portfolio manager of Global Fund in 2011. He has primary responsibility for the investments of the Funds. He has final authority over all aspects of each Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

David A. Tuttle, CFA Vice President/Portfolio Manager–Research Analyst of FTIC

Mr. Tuttle has been a portfolio manager of each Fund since 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2002.

Messrs. Hodes and Tuttle are expected to continue to manage the Global Fund after the Transaction. The SAI for the Foreign Fund, dated March 1, 2018 (the “Foreign Fund SAI”), and the SAI for the Global Fund, dated January 1, 2018 (the “Global Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the Foreign Fund SAI and the Global Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

Manager of Managers Structure. The Investment Manager and the Funds have received an exemptive order from the SEC that allows the Funds to operate in a “manager of managers” structure whereby the Investment Manager can appoint and replace both wholly owned and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval (“Manager of Managers Structure”). A Fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring. The SEC exemptive order provides the Funds with greater flexibility and efficiency by preventing the Funds from incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements.

The use of the Manager of Managers Structure with respect to each Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Investment Manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee subadvisors and recommend their hiring, termination and replacement. The Investment Manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among subadvisers and monitor and evaluate the subadvisers’ performance.

What are the Funds’ investment management fees?

Each Fund’s investment management agreement describes the services to be provided by Investment Counsel to the Fund, which services include investment advisory services as well as administrative services, and the compensation to be paid by the Fund in return for such services.

As shown in the table below, the Global Fund pays a lower investment management fee on assets up to and including $100 million; on assets over $200 million, up to an including $250 million; and on assets over $15 billion. The Funds pay the same investment management fees on assets over $100 million, up to and including $200 million; and the Foreign Fund pays a lower investment management fee on assets over $250 million, up to and including $15 billion.

Because the net assets of the Foreign Fund as of October 31, 2017 were approximately $100 million, while the net assets of the Global Fund were approximately $1.2 billion as of such date, the current effective annual investment management fee rate paid by the Global Fund (0.88%) is lower than the effective annual investment management fee rate paid by the Foreign Fund (0.99%).

The investment management fee, including breakpoints, under the investment management agreements between each Fund and Investment Counsel are as follows:

Foreign Fund	Global Fund
1.00% up to and including $100 million;	0.900% up to and including $200 million;
0.900% over $100 million, up to and including $250 million;	0.885% over $200 million, up to and including $700 million;
0.800% over $250 million, up to and including $500 million; and	0.850% over $700 million, up to and including $1 billion;
0.750% in excess of $500 million.	0.830% over $1 billion, up to and including $1.2 billion;
0.805% over $1.2 billion, up to and including $5 billion;
0.785% over $5 billion, up to and including $10 billion;
0.765% over $10 billion, up to and including $15 billion;
0.745% over $15 billion, up to and including $20 billion; and
0.725% in excess of $20 billion.

For the fiscal year ended October 31, 2017, the Foreign Fund paid Investment Counsel investment management fees of $934,109, after any fee waivers and/or expense reimbursements. The investment management fees before any reduction to reflect reduced services resulting from the Foreign Fund’s investment in a Franklin Templeton money fund were $941,360 for the same period.

For the fiscal year ended August 31, 2017, the Global Fund paid Investment Counsel investment management fees of $9,867,855. The investment management fees before any reduction to reflect reduced services resulting from the Global Fund’s investment in a Franklin Templeton money fund were $9,970,588 for the same period.

FTIC’s fees for subadvisory services are deducted from the fees that Investment Counsel currently receives from the Funds, and have no impact on the investment management fees paid by the Funds.

A discussion regarding the basis for the Board’s approval of the investment management agreement with Investment Counsel and the subadvisory agreement with FTIC for the Foreign Fund is available in the Semi-Annual Report to Shareholders for the period ended April 30, 2017. A discussion regarding the basis for the Global Fund Board’s approval of the investment management agreement with Investment Counsel and the subadvisory agreement with FTIC for the Global Fund is available in the Annual Report to Shareholders for the period ended August 31, 2017.

Investment Counsel has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to each Fund. For such services, Investment Counsel pays FT Services an administrative fee out of its investment management fees from each Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Expense ratios reflect annual fund operating expenses for the one-year period ended October 31, 2017 for the Foreign Fund, and ended August 31, 2017 for the Global Fund. The tables also show the pro forma estimated fees and expenses for the Global Fund, assuming that: (i) shareholders of the Foreign Fund approve the Plan; (ii) the Transaction had been completed as of the beginning of the Global Fund’s most recently completed fiscal year; and (iii) the Global Fund had one year of combined operations. The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the combined Global Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction. You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%[2]	None	None

[1]	There is a 1.00% CDSC that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge sold within 18 months of purchase.

[2]	The CDSC applies to shares sold within 12 months of purchase.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C,
CLASS R6 AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION

As shown in the tables below, the Foreign Fund’s shareholders will experience a reduction in the overall total expense ratio that applies to their investment if the Foreign Fund is reorganized into the Global Fund.

ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)	Foreign Fund (Class A)	Global Fund (Class A)	Pro Forma Global Fund (Class A)
Management fees	1.00%	0.87%	0.87%
Distribution and service (12b-1) fees	0.23%	0.25%	0.25%
Other expenses[2]	0.49%	0.25%	0.26%[3]
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.73%	1.38%	1.39%
Fee waiver and/or expense reimbursement	-0.02%[4]	-0.01%[4]	-0.01%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.71%	1.37%	1.38%

ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)	Foreign Fund (Class C)	Global Fund (Class C)	Pro Forma Global Fund (Class C)
Management fees	1.00%	0.87%	0.87%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other expenses[2]	0.49%	0.25%	0.26%[3]
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual Fund operating expenses	2.50%	2.13%	2.14%
Fee waiver and/or expense reimbursement	-0.02%[4]	-0.01%[4]	-0.01%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	2.48%	2.12%	2.13%

ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)	Foreign Fund (Class R6)	Global Fund (Class R6)	Pro Forma Global Fund (Class R6)
Management fees	1.00%	0.87%	0.87%
Distribution and service (12b-1) fees	None	None	None
Other expenses[2]	4.35%	0.08%	0.09%[3]
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual Fund operating expenses	5.36%	0.96%	0.97%
Fee waiver and/or expense reimbursement	-4.05%[4,5]	-0.01%[4,5]	-0.01%[4,5]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.31%	0.95%	0.96%

ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)	Foreign Fund (Advisor Class)	Global Fund (Advisor Class)	Pro Forma Global Fund (Advisor Class)
Management fees	1.00%	0.87%	0.87%
Distribution and service (12b-1) fees	None	None	None
Other expenses[2]	0.49%	0.25%	0.26%[3]
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.50%	1.13%	1.14%
Fee waiver and/or expense reimbursement	-0.02%[4]	-0.01%[4]	-0.01%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.48%	1.12%	1.13%

[1]	Expense ratios reflect annual fund operating expenses for the fiscal year ended October 31, 2017 for the Foreign Fund, and ended August 31, 2017 for the Global Fund.

[2]

Other expenses have been restated to exclude non-recurring period expenses to reflect current fiscal year expenses. If these expenses were included in the tables above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Funds’ Financial Highlights.

[3]

Pro forma expenses are based on current and anticipated Global Fund expenses as if: (1) the Transaction had been effective as of September 1, 2016; and (2) the Global Fund had one year of combined operations. The Global Fund’s pro forma expenses include estimated costs of the Transaction of approximately $46,813 to be borne by each Fund.

[4]

The Investment Manager has contractually agreed in advance to reduce its fee as a result of each Fund’s investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period from the date of the Fund’s prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

[5]

The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of each Fund so that transfer agency fees for that class do not exceed 0.03%, until February 28, 2019 for the Foreign Fund, and until December 31, 2018 for the Global Fund. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

These examples are intended to help you compare the cost of investing in shares of the Foreign Fund with the cost of investing in the corresponding class of shares of the Global Fund, both before and after the Transaction. The example assumes:

●	You invest $10,000 for the periods shown;

●	Your investment has a 5% return each year;

●	The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and

●	You sell your shares at the end of the period.

The example reflects adjustments made to each Fund’s operating expenses due to the fee waivers and/or expense reimbursements for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Foreign Fund - Class A	$739[1]	$1,087	$1,458	$2,499
Global Fund - Class A	706[1]	986	1,286	2,137
Pro Forma Global Fund - Class A (assuming the Transaction is completed)	707[1]	989	1,291	2,147

[1]	Assumes a CDSC will not apply.

	1 Year	3 Years	5 Years	10 Years
Foreign Fund - Class C	$351	$777	$1,329	$2,837
Global Fund - Class C	315	666	1,143	2,462
Pro Forma Global Fund - Class C (assuming the Transaction is completed)	316	669	1,148	2,473

	1 Year	3 Years	5 Years	10 Years
Foreign Fund - Class R6	$133	$1,241	$2,341	$5,060
Global Fund - Class R6	97	305	530	1,178
Pro Forma Global Fund - Class R6 (assuming the Transaction is completed)	98	308	535	1,189

	1 Year	3 Years	5 Years	10 Years
Foreign Fund – Advisor Class	$151	$472	$817	$1,790
Global Fund – Advisor Class	114	358	621	1,374
Pro Forma Global Fund – Advisor Class (assuming the Transaction is completed)	115	361	627	1,386

If you do not sell your shares:	1 Year	3 Years	5 Years	10 Years
Foreign Fund - Class C	$251	$777	$1,329	$2,837
Global Fund - Class C	215	666	1,143	2,462
Pro Forma Global Fund - Class C (assuming the Transaction is completed)	216	669	1,148	2,473

How do the performance records of the Funds compare?

The average total return figures for Class A, Class C, Class R6 and Advisor Class shares of the Funds, with and without any applicable sales charges and before taxes, as of October 31, 2017, are shown below.

Average Annual Total Return	Foreign Fund Class A (with sales charge)	Global Fund Class A (with sales charge)
1 Year	20.86%	19.02%
3 Years	6.92%	5.55%
5 Years	7.48%	9.64%
10 Years	1.51%	3.03%

Average Annual Total Return	Foreign Fund Class A (without sales charge)	Global Fund Class A (without sales charge)
1 Year	28.24%	26.21%
3 Years	9.06%	7.66%
5 Years	8.76%	10.95%
10 Years	2.12%	3.63%

Average Annual Total Return	Foreign Fund Class C (with sales charge)	Global Fund Class C (with sales charge)
1 Year	26.27%	24.38%
3 Years	8.23%	6.87%
5 Years	7.95%	10.10%
10 Years	1.36%	2.85%

Average Annual Total Return	Foreign Fund Class C (without sales charge)	Global Fund Class C (without sales charge)
1 Year	27.27%	25.38%
3 Years	8.23%	6.87%
5 Years	7.95%	10.10%
10 Years	1.36%	2.85%

Average Annual Total Return	Foreign Fund Class R6	Global Fund Class R6
1 Year	28.84%	26.91%
3 Years	9.62%	8.15%
5 Years	9.33%	11.45%
10 Years	2.66%	4.09%

Average Annual Total Return	Foreign Fund Advisor Class	Global Fund Advisor Class
1 Year	28.56%	26.60%
3 Years	9.34%	7.98%
5 Years	9.04%	11.22%
10 Years	2.38%	3.88%

Included in the financial highlights of the Funds are (1) the total returns for the Foreign Fund, for the past five fiscal years ended October 31, 2017, and (2) the total returns for the Global Fund for the past five fiscal years ended August 31, 2017. Performance information for periods ended December 31, 2017 for the Foreign Fund, and December 31, 2016 for the Global Fund, with and without sales charges, is incorporated by reference to the Foreign Fund Prospectus and the Global Fund Prospectus, respectively, under the section “Fund Summary – Information about the Fund you should know before investing – Performance.”

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Foreign Fund Prospectus, the Global Fund Prospectus (enclosed), the Foreign Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2017, and the Global Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2017, contain additional financial and performance information for the Funds, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.” Additional performance information as of the calendar year ended December 31, 2017 for the Foreign Fund, and as of the calendar year ended December 31, 2016 for the Global Fund, including after-tax return information, is contained in the Foreign Fund Prospectus and in the Global Fund Prospectus (enclosed), respectively, under the heading “Performance.” These documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).

What are other key features of the Funds?

Service Providers. The Funds use the same service providers for the following services:

●	Custody Services. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as custodian of each Fund’s securities and other assets.

●

Transfer Agency Services. Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, California 95670-7313, an indirect wholly owned subsidiary of FRI, is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

●

Administrative Services. FT Services, One Franklin Parkway, San Mateo, California 94403-1906, an indirect wholly owned subsidiary of FRI, has an agreement with Investment Counsel to provide certain administrative services and facilities for the Funds. The administrative services include preparing and maintaining books, records and tax and financial reports and monitoring compliance with regulatory requirements.

●

Distribution Services. Distributors, One Franklin Parkway, San Mateo, California 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

●

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111-4004, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in each Fund’s Annual Report to Shareholders.

Distribution and Service (12b-1) Fees. Class A and Class C shares of each Fund have a distribution or “Rule 12b-1” plan. Under the Rule 12b-1 plans, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class. These expenses also may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plan for each Fund, the Fund may pay up to 0.25% per year of the average daily net assets of Class A shares to those who sell and distribute Class A shares and provide other services to shareholders. Under the Class C Rule 12b-1 Plan for each Fund, the Fund may pay up to 1.00% per year of the average daily net assets of Class C shares. Class R6 and Advisor Class shares have no Rule 12b-1 plan. For more information regarding the each Fund’s Rule 12b-1 plan, please see “The Underwriter – Distribution and service (12b-1) fees – Class A and C” in each Fund’s SAI.

Fiscal Years. The fiscal year end of the Foreign Fund is October 31st. The fiscal year end of the Global Fund is August 31st.

Dividends and Distributions. Both Funds intend to pay income dividends at least annually from net investment income. Both Funds may pay capital gains, if any, at least annually. The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Tax. The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see the Funds’ Prospectuses under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the Board on December 7, 2017 (the “December Meeting”), Investment Counsel and Distributors (“Management”) recommended to the Board that it approve the reorganization of the Foreign Fund with and into the Global Fund. Management recommended the Transaction because, if approved, shareholders of the Foreign Fund will become shareholders of a Fund with the same investment goal, management team and investment style, similar principal investment strategies and principal investment risks, a wider investment universe, lower annual fund operating expenses, better long-term total return investment performance, significantly more assets, and more favorable sales prospects.

At the December Meeting, the Board considered and approved the proposed Transaction. The Independent Trustees were advised on this matter by independent counsel.

The Board requested and received from Investment Counsel written materials containing relevant information about the Global Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the Foreign Fund and the Global Fund.

The Board reviewed detailed information about: (1) the comparability of the investment goals, strategies, policies, restrictions and investments of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparative short-term and long-term investment performance of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Transaction expense ratios of the Global Fund; (5) the relative asset size of each Fund, including the benefits to the Foreign Fund of joining with a larger fund; (6) how the costs of the Transaction will be shared, including Investment Counsel’s agreement to pay a portion of the expenses related to the Transaction; (7) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the Foreign Fund. In approving the Transaction, the Board considered the following factors, among other things:

Fund Operating Expenses. The Global Fund’s annual operating expense ratio for each share class is lower than the Foreign Fund’s annual operating expense ratio for each corresponding share class.

Fund Assets. As of October 31, 2017, the Global Fund had a larger asset base (approximately $1.29 billion) than the Foreign Fund (approximately $100 million).

Investment Performance. The Global Fund has outperformed the Foreign Fund over the five-year (+2.19%) and ten-year (+1.51%) periods ended October 31, 2017 (based on Class A shares without sales load). The Foreign Fund had higher average annual returns for the one-year (+2.03%) and three-year (+1.40%) periods ended October 31, 2017.

Investment Goals and Principal Investment Strategies and Risks. Both Funds have the same investment goal of long-term capital growth, and are managed by the same investment manager and subadviser, have the same portfolio management teams, and employ the same “bottom-up,” value-oriented style of investing. The Foreign Fund invests primarily in common stocks of small-capitalization companies located outside the United States, including emerging markets, and the Global Fund invests primarily in common stocks of smaller companies located anywhere in the world (including the United States), and may invest a significant amount of its assets in the securities of companies located in emerging markets. Therefore, the Global Fund has a broader possible investment universe, which, in the view of Management, provides increased opportunities for attractive investments and returns over the long term. Both Funds may invest in ETFs and equity-linked notes and may seek to hedge against market risk, gain exposure to individual securities or generate additional income by buying and selling (writing) exchange-traded and OTC equity put and call options on individual securities. Unlike the Foreign Fund, the Global Fund may invest in non-equity securities, including debt securities, although the Global Fund historically has not had exposure to debt securities, other than short-term cash equivalents. The principal investment risks of the Funds are similar, except that the Global Fund is permitted to invest up to 35% of its total assets in non-equity securities and, therefore, is subject to the risks of such securities to the extent invested therein.

Asset Allocations and Portfolio Overlap. Both Funds focus on the lower end of the market capitalization spectrum. For example, as of October 31, 2017, approximately 86% of each Fund’s portfolio was comprised of securities of companies with capitalizations under $5 billion. The Funds also have similar sector allocations and allocations to equity securities. While the investable universe for the Global Fund includes the United States (approximately 36% of the Global Fund’s portfolio was invested in U.S. securities as of October 31, 2017), nearly 70% of the Foreign Fund’s holdings overlap with the Global Fund’s holdings.

Sales Prospects. For the 12 months ended August 31, 2017, the Global Fund has experienced new gross sales of approximately $128 million, while the Foreign Fund has experienced new gross sales of approximately $10 million. Due to the difficulties in investing large flows in a timely and efficient manner in the international small cap equity market, and in light of the fact that the Foreign Fund has been closed to new investors since December 10, 2013 with certain exceptions, the Foreign Fund’s potential for significant asset growth in the foreseeable future is limited. In the view of Management, the Growth Fund’s wider investment universe provides a greater opportunity for new sales and asset growth.

Continuity in Service Providers. If the Transaction is completed, there will be continuity in service providers. The Investment Manager, subadviser, portfolio managers, distributor, administrator, transfer agent, custodian, auditors and legal counsel will remain unchanged.

Tax-Free Reorganization. The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes. For more information, see “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION” below.

Repositioning. Management expects that a portion of the Foreign Fund’s portfolio assets (approximately 37%, based on portfolio assets as of October 31, 2017), may be sold in connection with the Transaction in order to align with the Global Fund’s portfolio. Such sales would consist primarily of the Foreign Fund’s holdings that are not held in the Global Fund and any securities that are non-transferable. The Board considered that commissions and transaction costs may be incurred due to the repositioning of the Foreign Fund’s portfolio, which will be borne by the Foreign Fund or the combined Global Fund, and that the Investment Manager believes that the commissions resulting from such repositioning will be immaterial in amount.

Costs of the Transaction. The Board considered that the Plan provided that each Fund will pay 25% of the expenses of the Transaction, with Investment Counsel paying the remaining 50% of such expenses, not including commissions that would be incurred during the sale of a portion of the Foreign Fund’s assets as part of a portfolio repositioning. In considering the Transaction expenses to be borne by each Fund, the

Board also considered that the Transaction will offer shareholders of the Foreign Fund to reorganize into a significantly larger fund with a lower annual operating expense ratio, wider investment universe and better long term historical investment performance.

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, on behalf of the Foreign Fund, including all of the Independent Trustees, concluded that participating in the Transaction is in the best interests of the Foreign Fund, and that no dilution of value would result to the shareholders of the Foreign Fund from the Transaction. The Board unanimously approved the Plan at the December Meeting, and unanimously recommended that shareholders of the Foreign Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF

THE FOREIGN FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A, for more complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the Foreign Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Foreign Fund do not approve the Plan, the Transaction will not take place, and the Foreign Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Foreign Fund.

If the shareholders of the Foreign Fund approve the Plan, the officers of the Trust and of the Global Fund will determine a specific date, called the “closing date,” for the Transaction to take place. The Foreign Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Global Fund on the closing date, which is scheduled to occur on or around June 1, 2018 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Trust and of the Global Fund may mutually agree. The Global Fund will not assume any liabilities of the Foreign Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Foreign Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Foreign Fund. In exchange, the Global Fund will issue the Global Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Global Fund by the Trust on behalf of the Foreign Fund. The Trust, on behalf of the Foreign Fund, will distribute to its shareholders the Global Fund Shares it receives. Each shareholder of the Foreign Fund will receive the Global Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Foreign Fund at the time of the exchange. The share transfer books of the Foreign Fund will be permanently closed as of 4:00 p.m., Eastern time, on the Closing Date. The Foreign Fund will accept requests for redemptions only if received in proper form before 4:00 p.m., Eastern time, on the Closing Date. Requests received after that time will be considered requests to redeem the Global Fund Shares. Prior to the Closing Date, the Trust, on behalf of the Foreign Fund, will pay or make provision for payment of all of its remaining liabilities, if any. At the closing, each shareholder of record of the Foreign Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Foreign Fund that such shareholder had on the distribution record date. The Foreign Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

●

the Global Fund’s Registration Statement on Form N-14 under the Securities Act of 1933 (the “1933 Act”), of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

●	the shareholders of the Foreign Fund shall have approved the Transaction; and

●

both the Trust, on behalf of the Foreign Fund, and the Global Fund shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Foreign Fund, the Global Fund, or their shareholders.

Both the Trust, on behalf of the Foreign Fund, and the Global Fund may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Foreign Fund.

Following the Closing Date, any outstanding Foreign Fund share certificates shall be deemed cancelled.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction, and Investment Counsel will pay 50% of the total cost. The total amount of such costs and expenses for the Transaction is estimated to be $187,250. Thus, each Fund is expected to pay approximately $46,813 in connection with the Transaction, not including commissions that would be incurred during the sale of a portion of the Foreign Fund’s assets as part of a portfolio repositioning.

What should I know about the Global Fund Shares?

The Global Fund Shares that will be distributed to the Foreign Fund shareholders will have the same legal characteristics as the shares of the Foreign Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability. After the Transaction, shareholders of the Foreign Fund whose shares are represented by outstanding share certificates will not receive certificates for the Global Fund Shares, and all outstanding Foreign Fund share certificates will be cancelled. Evidence of share ownership of the former shareholders of the Foreign Fund will be reflected electronically on the books and records of the Global Fund.

What are the capitalizations of the Funds and what might the Global Fund’s capitalization be after the Transaction?

The following table sets forth, as of December 20, 2017, the capitalizations of the Foreign Fund and the Global Fund. The table also shows the projected capitalization of the Global Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Global Fund and its classes is likely to be different when the Transaction is actually consummated. The amounts presented in the following table have been rounded.

	Foreign Fund (Unaudited)	Global Fund (Unaudited)	Pro Forma Adjustments to Capitalization[1] (Unaudited)	Global Fund Pro Forma[2] (Unaudited)
Net assets (all classes)	$ 101,611,899	$ 1,322,474,863	$ (93,626)	$ 1,423,993,136
Total shares outstanding (all classes)	4,996,001	121,379,126	—	130,732,497
Class A net assets	$ 63,893,531	$ 1,139,631,343	$ (69,777)	$ 1,203,455,097
Class A shares outstanding	3,128,417	104,515,108	—	110,376,899
Class A NAV per share	$ 20.42	$ 10.90	$ —	$ 10.90
Class C net assets	$ 8,713,447	$ 32,821,734	$ (5,176)	$ 41,530,005
Class C shares outstanding	445,356	3,182,588	—	4,027,734
Class C NAV per share	$ 19.57	$ 10.31	$ —	$ 10.31
Class R6 net assets	$ 6,451	$ 94,775,184	$ (3,358)	$ 94,778,277
Class R6 shares outstanding	313	8,639,530	—	8,640,118
Class R6 NAV per share	$ 20.62	$ 10.97	$ —	$ 10.97
Advisor Class net assets	$ 28,998,470	$ 55,246,602	$ (15,315)	$ 84,229,757
Advisor Class shares outstanding	1,421,915	5,041,900	—	7,687,746
Advisor Class NAV per share	$ 20.39	$ 10.96	$ —	$ 10.96

1.	Adjustments reflect the costs of the Transaction incurred by the Funds.

2.	Numbers are projected as if the Transaction had been effected.

At the closing of the Transaction, shareholders of the Foreign Fund will receive the Global Fund Shares based on the relative NAVs per share of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and compares the key differences between the investment goals, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with an investment in such Fund. The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares. Unless otherwise noted, the investment policies and strategies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of the Global Fund’s investment policies, strategies and risks, you should read the Global Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Global Fund SAI, which is available upon request.

How do the investment goals and strategies of the Funds compare?

Identical Investment Goals.

Both Funds have a fundamental investment goal of long-term capital growth.

Similar Principal Investment Strategies.

The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval):

Foreign Fund’s Principal Investment Strategies	Global Fund’s Principal Investment Strategies

Smaller Companies Located Outside the U.S.
Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Smaller Companies Located Anywhere in the World. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of smaller companies located anywhere in the world. The Fund may invest a significant amount of its assets in the securities of companies located in emerging markets. The Fund will invest its assets in issuers located in at least three different countries (including the United States) and will invest at least 40% of its net assets in foreign securities.

Smaller companies are defined as those with market capitalizations that do not exceed $4 billion. Under normal market conditions, when making an initial purchase of securities of a company, the Investment Manager will only invest in securities of companies with a market capitalization of not more than $2 billion. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that the issuer’s market capitalization does not exceed $4 billion. In addition, the Fund may continue to hold securities that originally qualified for initial purchase as smaller companies (with a market capitalization of less than $2 billion) that have grown to have a market capitalization in excess of $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities of companies that have market capitalizations in excess of $2 billion.

Smaller companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding the highest market capitalization in the Fund’s benchmark, at the time of purchase ($11.6 billion as of October 31, 2017).

Foreign Fund’s Principal Investment Strategies	Global Fund’s Principal Investment Strategies
Geographic Concentration. The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.	Geographic Concentration. Not applicable.
Common Stocks. The Fund invests principally in equity securities, primarily in common stocks.	Common Stocks. The securities in which the Fund invests are primarily common stocks.
Debt Securities. Not applicable.	Debt Securities. From time to time, depending upon current market conditions, the Global Fund may invest up to 35% of its total assets in non-equity securities, including debt securities.

Derivative Instruments. The Fund may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by buying and selling (writing) exchange traded and OTC equity put and call options on individual securities.

Derivative Instruments. Same as the Foreign Fund, but limited to options on individual securities held in its portfolio in an amount up to 10% of its net assets.
Exchange-Trade Funds (ETFs). Although not a principal strategy, the Fund may invest in ETFs.	Exchange-Traded Funds (ETFs). The Fund may invest in ETFs.
Equity-Linked Notes. The Fund may invest up to 10% of its net assets in equity-linked notes.	Equity-Linked Notes. Same as the Foreign Fund.

Security Selection. The Investment Manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Investment Manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

The Investment Manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the Investment Manager believes another security is a more attractive investment opportunity

Security Selection. Same as the Foreign Fund, and the Investment Manager also may consider selling a security when it believes that the market capitalization of such security has become too large.

How do the fundamental investment policies of the Funds compare?

The Funds’ fundamental investment policies with respect to borrowing money, acting as underwriter, making loans, purchasing or selling real estate, concentrating in an industry, diversifying among issuers, and issuing senior securities are identical.

The Funds have different fundamental investment policies regarding purchasing or selling commodities, as follows:

Foreign Fund	Global Fund

[The Fund may not:] Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

[The Fund may not:] Purchase or sell commodities, except to the extent permitted by the Investment Company Act of 1940 or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

The Global Fund’s fundamental investment policy provides flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with its investment goal and subject to oversight by the Global Fund’s Board.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk. There is no assurance that any mutual fund will meet its investment goals. The achievement of the Funds’ investment goals depends upon market conditions, generally, and on the Investment Manager’s analytical and portfolio management skills. For more information about the principal investment risks associated with investments in the Funds, see each Fund’s Prospectus under the heading “Fund Details – Principal Risks” and each Fund’s SAI under the heading “Goals, Strategies and Risks.”

The principal risks of investing in the Global Fund are similar to the principal risks of investing in the Foreign Fund, except that the Global Fund is permitted to invest up to 35% of its assets in debt securities and, to the extent invested therein, is subject to the risks of such investments (e.g., interest rate risk and credit risk). However, the Global Fund historically has not invested in debt securities, other than short-term cash equivalents. In addition, as of October 31, 2017, the Global Fund had less exposure to issuers located outside of the United States, and, therefore, less exposure to the risks of investing in foreign securities than the Foreign Fund.

Below are the principal investment risks of each Fund. Unless noted otherwise, the principal investment risk applies to both Funds.

Market. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by a Fund.

Smaller Companies. Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries. A Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Regional Focus. Because a Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which a Fund is not invested, may adversely affect the value of investments held by the Fund.

Value Style Investing. A value stock may not increase in price as anticipated by the Investment Manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the Investment Manager believes will increase the price of the security do not occur.

Liquidity. From time to time, the trading market for a particular security or type of security or other investments in which a Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities or other investments when necessary to meet a Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investment. Market prices for such securities or other investments may be volatile.

Exchange Traded Funds (ETFs). A Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Equity-Linked Notes (ELNs). Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Derivatives. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in a Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that a Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager’s ability to accurately forecast movements in the market relating to the underlying instrument.

Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, a Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager is not successful in using such derivative instruments, a Fund’s performance may be worse than if the Investment Manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain options, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that a Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while a Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Investment Manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on a Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the Investment Manager to use derivatives when it wishes to do so.

Management. A Fund is subject to management risk because it is an actively managed investment portfolio. A Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Interest Rate (in the case of the Global Fund). Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit (in the case of the Global Fund). The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Investment Manager or the rating agencies than such securities actually do.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax consequences that are expected to result from the Transaction are as follows:

●	no gain or loss will be recognized by the Foreign Fund or the shareholders of the Foreign Fund as a direct result of the Transaction;

●	no gain or loss will be recognized by the Global Fund as a direct result of the Transaction;

●	the basis of the assets of the Foreign Fund received by the Global Fund will be the same as the basis of these assets in the hands of the Foreign Fund immediately before the Transaction;

●	the holding period of the assets of the Foreign Fund received by the Global Fund will include the period during which such assets were held by the Foreign Fund;

●

the aggregate tax basis of the shares of the Global Fund to be received by a shareholder of the Foreign Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Foreign Fund; and

●

the holding period of the shares of the Global Fund received by a shareholder of the Foreign Fund as part of the Transaction will include the period that the shareholder held the shares of the Foreign Fund (provided that such shares of the Foreign Fund are capital assets in the hands of such shareholder as of the Closing Date).

Neither Fund has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Foreign Fund and the Global Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Foreign Fund, the Global Fund, or any Foreign Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Transaction. See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction is consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Foreign Fund would recognize gain or loss on the transfer of its assets to the Global Fund, and each shareholder of the Foreign Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Foreign Fund shares and the fair market value of the shares of the Global Fund it received.

Final Dividend or Other Distributions. Prior to the closing of the Transaction, the Foreign Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Foreign Fund’s Portfolio Assets. A portion of the Foreign Fund’s portfolio assets (approximately 37%, based on portfolio assets as of October 31, 2017) may be sold in connection with the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover. Such sales would consist primarily of the Foreign Fund’s holdings that are not held in the Global Fund and any securities that are non-transferrable and may occur before or after the closing of the Transaction. These sales may result in the realization of capital gains, which to the extent not offset by available capital loss carryovers, would be distributed to shareholders. Taking into account the Foreign Fund’s net unrealized appreciation in portfolio assets on a tax basis at October 31, 2017 of $24.3 million ($4.79 per share; 23.7% of NAV) and the lack of capital loss carryovers available as of such date to offset any capital gains realized by Foreign Fund, the sales of a portion of the portfolio assets prior to the closing of the Transaction may result in a material amount of capital gains to be distributed to shareholders. While the actual amount of portfolio sales and realized capital gains will vary depending on a number of factors, including the portfolio assets that are actually sold, the timing of such sales, market conditions, and purchase and redemption activity in the Foreign Fund’s shares, based on estimated sales of approximately $38 million of the Foreign Fund’s portfolio assets, it is anticipated that the Foreign Fund would realize capital gains of approximately $5 million (approximately $0.99 per share; 4.9% of NAV as of October 31, 2017). Please note that if the sale of such portfolio assets were to occur after the closing of the Transaction, the ability of the combined Global Fund to fully use the Foreign Fund’s capital loss carryovers, if any, as of the closing to offset the resulting capital gains might be limited as described below with the result that shareholders of the Global Fund may receive a greater amount of capital gain distributions than they would have had if the Transaction had not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio. Management believes that these portfolio transaction costs will be immaterial in amount.

General Limitation on Capital Losses. The Global Fund will succeed to the tax attributes, including capital loss carryovers, of the Foreign Fund. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Global Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing. Under one such limitation, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. It is not anticipated that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Transaction. At October 31, 2017 and August 31, 2017, neither the Foreign Fund nor the Global Fund, respectively, had aggregate capital loss carryovers.

Appreciation in Value of Investments. Shareholders of the Foreign Fund will receive a proportionate share of any taxable income and gains realized by the Global Fund and not distributed to its shareholders prior to the closing of the Transaction when such income and gains are eventually distributed by the combined Global Fund. As a result, shareholders of the Foreign Fund may receive a greater amount of taxable distributions than they would have if the Transaction had not occurred. In addition, based on the unrealized appreciation in value of investments for income tax purposes as a percentage of its NAV of 23.7% for the Foreign Fund as of October 31, 2017 compared to 24.2%

for Global Fund as of August 31, 2017, shareholders of the Foreign Fund could be exposed to slightly more unrealized appreciation in portfolio investments post-closing, resulting in more taxable gain to the shareholders as portfolio investments are sold than they otherwise might have if the Transaction had not occurred. However, the amount of unrealized appreciation (depreciation) of both Funds is expected to change prior to Closing Date.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Organization and Structure

The following is a discussion of the organization of the Funds and, where applicable, of the Trust. More detailed information about each Fund’s current structure is contained in the Fund’s SAI.

Comparison of Capital Structure. The Foreign Fund is a series of the Trust. Both the Trust and the Global Fund are open-end management investment companies, commonly called mutual funds. The Trust was organized as a Delaware statutory trust on December 21, 1993. The Global Fund was organized as a Maryland corporation on February 4, 1981, and reorganized effective June 1, 2004 as a Delaware statutory trust, which was formed on December 2, 2003.

The authorized number of shares of each Fund is unlimited, the shares of the Global Fund without par value and the shares of the Foreign Fund with a par value of $0.01, and each Fund may issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. The Foreign Fund and the Global Fund shareholders have no appraisal rights.

Comparison of Voting Rights. Shares of each class of a Fund represent proportionate interests in such Fund’s assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. In addition, shares of each class of the Foreign Fund have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the shares of the Trust and the Global Fund, respectively, voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Proposals Subject to Shareholder Approval. The Investment Company Act of 1940, as amended (the “1940 Act”), provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Trust’s and the Global Fund’s Agreement and Declaration of Trust, respectively (each a “Trust Instrument” and collectively, the “Trust Instruments”). For example, the Trust Instruments and bylaws give shareholders the power to vote only on: (i) such matters required by the Trust Instruments, the bylaws, the 1940 Act, other applicable law and any registration statement filed with the SEC, the registration of which is effective; and (ii) such other matters as the applicable Board may consider necessary or desirable.

Quorum and Vote Required to Approve the Proposal. Quorum for a meeting of shareholders of a Fund is generally forty percent (40%) of the shares entitled to vote that are present in person or by proxy. Under both Trust Instruments, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date. Each Fund’s Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board. The minimum number of days is 10 and the maximum number of days is 120 for both Funds. A determination of shareholders of record entitled to notice of or to vote at a shareholders’ meeting applies to any adjournment of the meeting; provided, however, that the applicable Board may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty days from the date set for the original meeting.

Legal Structures. Mutual funds formed under the Delaware Statutory Trust Act (the “DSTA”), such as the Trust and the Global Fund, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments. Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses. For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders. In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; however, such funds are still subject to the voting requirements of the 1940 Act.

Limited Liability for Shareholders. Under the DSTA, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees. Pursuant to the DSTA and the Trust Instruments, the responsibility for the general oversight of each Fund is vested in its Board of Trustees, which, among other things, is empowered by the Trust Instruments to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Funds. Pursuant to the Trust Instruments, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights. Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

Additional Information

Information about each Fund is included in such Fund’s Prospectus. The Global Fund Prospectus (File No. 002-70889) and the Foreign Fund Prospectus (File. No. 033-73244) are both incorporated by reference into and are considered a part of this Prospectus/Proxy Statement. The Global Fund Prospectus also accompanies this Prospectus/Proxy Statement. Additional information about the Funds is included in each Fund’s SAI. The Global Fund SAI (File No. 002-70889) and the Foreign Fund SAI (File. No. 033-73244) are incorporated into the Global Fund Prospectus and the Foreign Fund Prospectus, respectively, and into the SAI dated March 1, 2018 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC. The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement. Information about the Funds is also included in each Fund’s Annual Report to Shareholders (for the fiscal year ended October 31, 2017 for the Foreign Fund, and August 31, 2017 for the Global Fund).

You may request a free copy of each Fund’s Prospectus, SAI, Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/342-5236 or by writing to a Fund at P.O. Box 997151, Sacramento, CA 95899-7151.

The Trust, on behalf of the Foreign Fund, and the Global Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC at: 100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices: SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City – 351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44

Montgomery Street, Suite 2800, San Francisco, CA 94104. You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Foreign Fund is required to approve the Plan. Each Foreign Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Foreign Fund held at the close of business on February 9, 2018 (the “Record Date”). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the Foreign Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Foreign Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting. Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan. However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You may vote in one of four ways:

●	By mail, with the enclosed proxy card;

●	In person at the Meeting;

●	By telephone (if eligible); or

●	Through the Internet (if eligible).

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Foreign Fund. If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Plan and in accordance with the views of management upon any unexpected matters that properly come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Foreign Fund expressly revoking your proxy, by signing and forwarding to the Foreign Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the Foreign Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the number of shares of each class and the total number of outstanding shares of the Foreign Fund as of the Record Date:

Class	Shares Outstanding
Class A	3,116,808.784
Class C	441,480.547
Class R6	312.878
Advisor Class	1,382,599.651
Total	4,941,201.860

How will proxies be solicited?

AST Fund Solutions, LLC, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $31,000, plus expenses. The Trust, on behalf of the Foreign Fund, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Foreign Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Foreign Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

The Trust, on behalf of the Foreign Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Trust, on behalf of the Foreign Fund, may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Trust, on behalf of the Foreign Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Foreign Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the Foreign Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Trust’s Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust. Shareholders of the Foreign Fund, however, will be able to redeem or exchange shares of the Foreign Fund at NAV (subject to any applicable CDSC) until the Closing Date of the

Transaction. After the Closing Date, shareholders may redeem the Global Fund Shares or exchange them for shares of certain other Franklin Templeton funds. Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Foreign Fund, and the officers and trustees of the Global Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Global Fund.

To the knowledge of the Funds, no person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit B to this Prospectus/Proxy Statement. Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit B as owning 5% or more of the Foreign Fund’s outstanding Class A, Class C, Class R6 or Advisor Class shares will own in excess of 5% of the then outstanding shares of such classes of the Global Fund upon completion of the Transaction.

SHAREHOLDER PROPOSALS

Neither the Foreign Fund nor the Global Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Foreign Fund or Global Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the applicable Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Foreign Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Trust (in the absence of the president) may adjourn the Meeting. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.

Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Foreign Fund on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees of the Trust, Lori A. Weber Secretary

March 1, 2018

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Foreign Fund, or (ii) 67% or more of the outstanding shares of the Foreign Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Foreign Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906, the principal underwriter for the Funds.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

FTIC — Franklin Templeton Investments Corp., the subadviser to the Funds.

FT Services — Franklin Templeton Services, LLC, the administrator for the Funds. FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

Investment Counsel — Templeton Investment Counsel, LLC, the investment manager for the Funds.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the Foreign Fund concerning the approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the fund. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by the Trust, on behalf of the Foreign Fund, and the Global Fund.

Record Date — February 9, 2018 – The date selected for determining which shareholders of record of the Foreign Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

The Trust — Templeton Global Investment Trust, the registered investment company of which the Foreign Fund is a series.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.	Form of Agreement and Plan of Reorganization

B.	Principal Holders of Securities

C.	Prospectus of the Global Fund – Class A, Class C, Class R6 and Advisor Class, dated January 1, 2018, as supplemented to date (enclosed)

Exhibit A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this [___] day of [_________], 2018, by and between Templeton Global Smaller Companies Fund (the “Acquiring Fund”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, and Templeton Global Investment Trust (“TGIT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on behalf of its series, Templeton Foreign Smaller Companies Fund (the “Target Fund”). Templeton Investment Counsel, LLC (“Investment Counsel”), a Delaware limited liability company, the investment manager to the Acquiring Fund and the Target Fund, joins the Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) contemplated hereunder will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, with a par value of $0.01, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund, in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.    Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)    Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, TGIT, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class-action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gain distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of TGIT, on behalf of the Target Fund, shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”). The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and TGIT, on behalf of the Target Fund, shall use its reasonable best efforts to discharge all of the known liabilities of the Target Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)    Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Acquiring Fund agrees at the Closing to deliver to TGIT, on behalf of the Target Fund, the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each of Class A, Class C, Class R6 and Advisor Class shares of the Target Fund by the net asset value per share of each of Class A, Class C, Class R6 and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R6 and Advisor Class shares, respectively, of the Target Fund as of 4:00 p.m., Eastern time, on the Closing Date. The Acquiring Fund Shares delivered to TGIT, on behalf of the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)    Immediately following the Closing, TGIT, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by TGIT, on behalf of the Target Fund, pursuant to this Section 1 pro rata to the Target Fund’s shareholders of record so that each shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of the close of business on the Closing Date. Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due to such shareholders based on their respective holdings in the Target Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. As of the Closing, any outstanding certificate or certificates representing Target Fund Shares shall be canceled. Certificates for the Acquiring Fund Shares shall not be issued. After the distribution, the Target Fund shall be dissolved.

(d)    At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)    All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.    Valuation.

(a)    The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 4:00 p.m., Eastern time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”). The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented, except that the net asset value per share of the Target Fund shall be carried to the fourth decimal place.

(b)    In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have fully resumed and reporting shall have been restored and other relevant trading markets are otherwise stabilized.

(c)    All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund and Target Fund.

3.    Closing and Closing Date.

The Closing shall take place at the offices of the Acquiring Fund at 4:00 p.m., Eastern time, on [June 1], 2018, or such other date as the officers of the Acquiring Fund and TGIT may mutually agree (the “Closing Date”). TGIT, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070. TGIT, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 4:00 p.m., Eastern time, on the Closing Date. The Acquiring Fund shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of TGIT, on behalf of the Target Fund, may reasonably request.

4.    Representations and Warranties.

4.1.    The Acquiring Fund represents and warrants that:

(a)    The Acquiring Fund was originally organized as a Maryland corporation on February 4, 1981, and was reorganized effective June 1, 2004 as a Delaware statutory trust. The Acquiring Fund is validly existing under the laws of the State of Delaware. The Acquiring Fund is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)    The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, each outstanding share of which is, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. The Acquiring Fund currently is divided into four classes of shares: Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, of which each class represents Acquiring Fund Shares.

(c)    The Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended and restated, or By-laws, as amended and restated, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d)    The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2017, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)    The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)    The Acquiring Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Acquiring Fund has qualified as a RIC for each taxable year since its inception, and intends to continue to qualify as a RIC after the Closing Date. The Acquiring Fund has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

(g)    The Acquiring Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)    The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(i)    The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j)    There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k)    The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), and any prospectus or statement of additional information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the special meeting of the Target Fund’s shareholders to vote on the Plan (the “Special Meeting”) and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(l)    Since August 31, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

(m)    On the Closing Date, all material Tax Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in the Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, additional tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(n)    All information to be furnished by the Acquiring Fund for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o)    No shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q)    There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(r)    The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees.

4.2.    TGIT, on behalf of the Target Fund, represents and warrants that:

(a)    The Target Fund is a series of TGIT, which was organized as a Delaware statutory trust on December 21, 1993 and is validly existing under the laws of the State of Delaware. TGIT is duly registered under the 1940 Act as an open-end management investment company and the Target Fund’s shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)    TGIT is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.01, of the Target Fund, each outstanding share of which is fully paid, non-assessable, and has full voting rights. TGIT currently issues six series of shares, including the Target Fund. The Target Fund currently is divided into four classes of shares: Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, of which each class represents Target Fund Shares.

(c)    TGIT, on behalf of the Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended and restated, or By-laws, as amended and restated, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by TGIT, on behalf of the Target Fund, of the transactions contemplated by the Plan. The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d)    The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2017, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)    The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f)    TGIT has elected to treat the Target Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Target Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(g)    The Target Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)    The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(i)    The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j)    There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k)    The Registration Statement, and any prospectus or statement of additional information of the Target Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the Special Meeting and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(l)    Since October 31, 2017, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

(m)    On the Closing Date, all material Tax Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To TGIT’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(n)    All information to be furnished by TGIT, on behalf of the Target Fund, for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o)    As of the Closing Date, the Target Fund will not have outstanding any warrants, options, convertible securities, or any other types of rights pursuant to which any person could acquire shares of the Target Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by TGIT, on behalf of the Target Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q)    There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against TGIT or the Target Fund. TGIT, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(r)    The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of TGIT’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(s)    At the Closing, TGIT, on behalf of the Target Fund, will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t)    TGIT, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date, that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.    Covenants of the Acquiring Fund and Covenants of TGIT, on behalf of the Target Fund.

5.1.    The Acquiring Fund:

(a)    Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

(b)    Shall have sent to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined prospectus/proxy statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c)    Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)    Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2.    TGIT, on behalf of the Target Fund:

(a)    Shall provide the Acquiring Fund with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b)    As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c)    Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)    Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e)    Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Tax Returns shall have either been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(f)    Shall provide at the Closing:

(1)    A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)    A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with TGIT, with respect to each shareholder of the Target Fund, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)    A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)    If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g)    As promptly as practicable, but in any case within sixty days after the date of Closing, TGIT, on behalf of the Target Fund, shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h)    Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(i)    Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.    The Acquiring Fund and TGIT, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund and TGIT, on behalf of the Target Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.    Conditions Precedent to be Fulfilled by the Acquiring Fund and by TGIT, on behalf of the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)    That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b)    That the Registration Statement will have become effective and the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)    That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d)    TGIT, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid) and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)    That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)    That there shall be delivered to TGIT, on behalf of the Target Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)    The Acquiring Fund is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)    The Acquiring Fund is an open-end management investment company registered as such under the 1940 Act;

(3)    The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Acquiring Fund;

(4)    The Plan is the legal, valid and binding obligation of the Acquiring Fund, and is enforceable against the Acquiring Fund, in accordance with its terms;

(5)    The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6)    Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)    That there shall be delivered to the Acquiring Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to TGIT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)    The Target Fund is a series of TGIT and that TGIT is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)    TGIT is an open-end management investment company registered as such under the 1940 Act;

(3)    The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of TGIT, on behalf of the Target Fund; and

(4)    The Plan is the legal, valid and binding obligation of TGIT, on behalf of the Target Fund, and is enforceable against TGIT, on behalf of the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TGIT, on behalf of the Target Fund, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of TGIT, on behalf of the Target Fund.

(h)    That there shall be delivered to the Acquiring Fund and TGIT an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund and TGIT, to the effect that, provided that the transaction contemplated hereby is carried out in accordance with the Plan and the laws of the State of Delaware, and based upon certificates of the officers of the Acquiring Fund and TGIT with regard to matters of fact:

(1)    The acquisition by the Acquiring Fund of substantially all the assets of the Target Fund, as provided for herein, in exchange solely for the Acquiring Fund Shares, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)    No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund under Sections 361(a) and 357(a) of the Code;

(3)    No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for voting shares of the Acquiring Fund under Section 1032(a) of the Code;

(4)    No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to its shareholders in complete liquidation of the Target Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

(5)    The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6)    The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;

(7)    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund solely for voting shares of the Acquiring Fund, including fractional shares to which they may be entitled, under Section 354(a) of the Code;

(8)    The tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will be the same as the tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9)    The holding period of the Acquiring Fund Shares received by shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10)    The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(i)    That the Acquiring Fund’s Prospectus/Proxy Statement contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)    That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k)    TGIT, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.    Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization. Investment Counsel, the investment manager for each Fund, will pay 50% of the costs of the Reorganization.

8.    Termination; Postponement; Waiver; Order.

(a)    Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1)    by mutual consent of the Acquiring Fund and TGIT, on behalf of the Target Fund;

(2)    by TGIT, on behalf of the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3)    by the Acquiring Fund if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b)    If the transactions contemplated by the Plan have not been consummated by [________], the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of the Acquiring Fund and TGIT.

(c)    In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Acquiring Fund, TGIT, the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)    At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the Acquiring Fund or TGIT, on behalf of the Target Fund, if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e)    The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Acquiring Fund, TGIT, the Target Fund, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)    If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of TGIT, on behalf of the Target Fund, or the Acquiring Fund to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless the Target Fund promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.    Cooperation and Exchange of Information; Reporting Responsibility.

(a)    The Acquiring Fund and TGIT, on behalf of the Target Fund, will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax Returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b)    Any reporting responsibility of TGIT, on behalf of the Target Fund, is and shall remain the responsibility of TGIT, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

(c)    After the Closing Date, TGIT, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by TGIT with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.    Liability of the Target Fund and the Acquiring Fund.

(a)    TGIT, on behalf of the Target Fund, acknowledges and agrees that all obligations of the Acquiring Fund under the Plan are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund; and that neither TGIT nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Fund, or any of them.

(b)    The Acquiring Fund acknowledges and agrees that all obligations of TGIT under the Plan with respect to the Target Fund are binding only with respect to the Target Fund; that any liability of TGIT, on behalf of the Target Fund, under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Target Fund; that no other series of TGIT shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that the Acquiring Fund shall not seek satisfaction of any such obligation or liability from the shareholders of TGIT or the Target Fund, the trustees, officers, employees or agents of TGIT, or any of them.

11.    Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.    Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.    Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.    Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, or the Target Fund, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, as the case may be.

15.    Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiring Fund and TGIT, on behalf of the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By:
Name:
Title:

TEMPLETON GLOBAL INVESTMENT TRUST, on behalf of TEMPLETON FOREIGN SMALLER COMPANIES FUND

By:
Name:
Title:

With respect to Section 7 of the Plan only: TEMPLETON INVESTMENT COUNSEL, LLC

By:
Name:
Title:

Exhibit B

PRINCIPAL HOLDERS OF SECURITIES

Fund Name/Class	Name And Address	Share Amount	Percentage Of Class (%)
Foreign Fund
Class A Shares
	Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	294,409.548	9.450
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	564,651.139	18.125
	National Financial Services LLC* Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	317,208.024	10.182
Class C Shares
	Morgan Stanley Smith Barney Attention Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	54,133.673	12.261
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	81,627.314	18.489
	National Financial Services LLC* Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	37,788.200	8.559
	LPL Financial* Attention Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	24,435.143	5.534
	WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	43,315.456	9.811
Class R6 Shares
	Franklin Advisers Inc Franklin Templeton Investments 1 Franklin Parkway San Mateo, CA 94403-1906	311.915	99.692

Fund Name/Class	Name And Address	Share Amount	Percentage Of Class (%)
Advisor Class Shares
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	322,806.698	23.473
	National Financial Services LLC* Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	321,480.479	23.376
	State Street Bank Trust Co* 440 Mamaroneck Ave Harrison, NY 10528-2418	71,053.120	5.166
	WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	228,558.982	16.619
	UBS WM USA* 1000 Harbor Blvd Weehawken, NJ 07086-6761	74,362.044	5.407
Global Fund
Class A Shares
	Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	51,437,765.813	47.414
Class C Shares
	Morgan Stanley Smith Barney Attention Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	233,804.334	7.060
	Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	818,669.289	24.722
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	253,021.536	7.640
	National Financial Services LLC* Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	209,058.116	6.313

Fund Name/Class	Name And Address	Share Amount	Percentage Of Class (%)
	WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	212,347.396	6.412
Class R6 Shares
	Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	6,981,157.576	75.064
	Merrill Lynch Pierce Fenner & Smith* Attention Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	2,312,148.239	24.861
Advisor Class Shares
	Morgan Stanley Smith Barney Attention Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	390,414.477	7.234
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	445,762.504	8.259
	National Financial Services LLC* Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	417,759.657	7.740
	First Command Bank P O Box 901075 Fort Worth, TX 76101-2075	590,903.983	10.948
	WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	279,796.186	5.184
	UBS WM USA* 1000 Harbor Blvd Weehawken, NJ 07086-6761	885,732.061	16.411
	Merrill Lynch Pierce Fenner & Smith* Attention Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	493,248.992	9.139

*	For the benefit of its customer(s).

Templeton Global Smaller Companies Fund Prospectus dated January 1, 2018

The prospectus of the Global Fund dated January 1, 2018 is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all shareholders of record of the Foreign Fund and is incorporated by reference from the electronic filing on Form N-1A made by the Global Fund on December 27, 2017 under Accession No. 0001379491-17-008638.

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FRANKLIN TEMPLETON
INVESTMENTS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROSPECTUS/PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY CARD

TEMPLETON FOREIGN SMALLER COMPANIES FUND

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com/ft** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(877) 536-1559** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **SAMPLE**

The undersigned hereby revokes all previous proxies for his/her shares of the Templeton Foreign Smaller Companies Fund (the "Foreign Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Lori A. Weber, Kimberly H. Novotny and Christine A. DePree, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Foreign Fund that the undersigned is entitled to vote at the Foreign Fund's Special Meeting of Shareholders ("Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on May 11, 2018, at 12:00 p.m., Eastern time, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Templeton Global Investment Trust, on behalf of the Foreign Fund. The Board unanimously recommends that you vote "FOR" the proposal. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Foreign Fund with and into the Templeton Global Smaller Companies Fund.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Prospectus/Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON May 11, 2018. The Prospectus/Proxy Statement is also available at www.proxyonline.com/FT

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TEMPLETON FOREIGN SMALLER COMPANIES FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL

	FOR	AGAINST	ABSTAIN
1. To approve an agreement and plan of reorganization between the Templeton Global Investment Trust, on behalf of the Templeton Foreign Smaller Companies Fund, and the Templeton Global Smaller Companies Fund.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]